EXECUTION VERSION

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This Amendment to Amended and Restated Credit Agreement, dated as of April 7, 2014 (this “Amendment”), is entered into by and among Ply Gem Industries, Inc. (the “Specified U.S. Borrower”), Ply Gem Canada, Inc., Gienow Canada Inc. and Mitten Inc. (collectively, the “Canadian Borrowers”), UBS AG, Stamford Branch, as U.S. Administrative Agent (in such capacity, the “U.S. Administrative Agent”), and UBS AG Canada Branch, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent” and together with the U.S. Administrative Agent, the “Administrative Agents”).
RECITALS
A.The Specified U.S. Borrower, the Canadian Borrowers, Ply Gem Holdings, Inc., the U.S. Administrative Agent, the Canadian Administrative Agent, UBS AG, Stamford Branch, as U.S. Collateral Agent, U.S. Swing Line Lender and a U.S. L/C Issuer, Wells Fargo Capital Finance, LLC, as Co-Collateral Agent, Wells Fargo Bank, National Association, as a U.S. L/C Issuer, UBS AG Canada Branch, as Canadian Collateral Agent, Canadian Swing Line Lender and a Canadian L/C Issuer, Credit Suisse AG, Cayman Islands Branch, as a U.S. L/C Issuer, Credit Suisse AG, Toronto Branch, as a Canadian L/C Issuer, and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of November 1, 2013 (as it may be from time to time hereafter amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B.The Borrowers and the Administrative Agents have jointly identified that the Credit Agreement omitted definitions for the terms “Canadian Hedge Bank” and “U.S. Hedge Bank” and that such omissions are of a technical nature as the Credit Agreement contains references to “Canadian Hedge Banks” and “U.S. Hedge Banks” and also contains a definition for the term “Hedge Bank”.

C.This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrowers, the Borrowers and the Administrative Agents hereby agree as follows:
1.Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement (as amended hereby).

2.Amendments. Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

“Canadian Hedge Bank” means any Person that, at the time it enters into a Swap Contract permitted under Article VI or VII, is an Agent in respect of the Canadian Revolving Credit Facility or a Canadian Lender or an Affiliate of an Agent in respect of the Canadian Revolving Credit Facility or a Canadian Lender, in its capacity as a party to such Swap Contract.

“U.S. Hedge Bank” means any Person that, at the time it enters into a Swap Contract permitted under Article VI or VII, is an Agent in respect of the U.S. Revolving Credit Facility or a U.S. Lender or an Affiliate of an Agent in respect of the U.S. Revolving Credit Facility or a U.S. Lender, in its capacity as a party to such Swap Contract.
3.Effectiveness of Amendment. This Amendment shall become effective as set forth in the penultimate paragraph of Section 10.01 of the Credit Agreement with respect to an omission of a technical nature jointly identified by the Borrowers and the Administrative Agents.

4.Reference to and Effect Upon the Credit Agreement.

4.1 Full Force and Effect. The Credit Agreement is, and shall continue to be, in full force and effect, as amended hereby.

4.2 Certain Terms. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

5.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by fax or electronic (“pdf”) transmission shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

6.Successors. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

PLY GEM INDUSTRIES, INC.
by

Name:
Title:

PLY GEM CANADA, INC.
by

Name:
Title:

GIENOW CANADA INC.
by

Name:
Title:

MITTEN INC.
by

Name:
Title:

UBS AG, STAMFORD BRANCH, as U.S. Adminstrative Agent
by

Name:
Title:

by

Name:
Title:

UBS AG CANADA BRANCH, as Canadian Adminstrative Agent
by

Name:
Title:

by

Name:
Title: